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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): MAY 21, 2009



                                HEALTHSPORT, INC.
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               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                     000-23100                  22-2649848
         --------                     ---------                  ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

                            6429 INDEPENDENCE AVENUE,
                            WOODLAND HILLS, CA 91367
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                    (Address of Principal Executive Offices)

                      10130 MALLARD CREED ROAD, SUITE 331,
                               CHARLOTTE, NC 28262
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          (Former name or former address, if changed since last report)

       Registrant's Telephone Number, Including Area Code: (818) 593-4892

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On May 21, 2009, the board of directors of Healthsport, Inc. appointed Anthony V. Seaber and Jeffrey Wattenberg to serve as members of our board of directors.

         Mr. Seaber is a Senior Research Associate at Duke University where he has served in various capacities for over 35 years, most recently as Director of the Orthopedic Research Laboratories. A sports medicine researcher, he has published over 250 scientific articles in major medical journals, and has presented research extensively in the U.S. and abroad. During his years at Duke, he worked closely with all aspects of the Duke University Healthcare System, as well as the Duke Sports Medicine Group and was instrumental in the formation of the "K-Lab"--The Michael J. Krzyzewski Human Performance Laboratory.

         Mr. Wattenberg has been a private investor since 1991, and has served as an independent consultant to various entities seeking to raise venture capital and structure business operations. He is a founding partner in MysticVision Entertainment, an executive producer of feature films, and an advisor to KBC Sports, a broadcaster of high school sports in California. From 2002 to 2004Wattenberg served as Director, CEO, and President of Othnet, Inc., which acquired The Association of Volleyball Professionals in 2005. He also served as a consultant and early stage investor to Kineret Kosher Foods, which was acquired by Hain Foods, which was subsequently acquired by Celestial Seasonings. In 1998 Mr. Wattenberg founded Briefserve.com, the largest digital, legal brief archive in the United States, which was acquired by Westlaw in 2001.

         Each of Mr. Seaber and Mr. Wattenberg have been appointed to serve as a director until our next annual meeting of stockholders or until his earlier resignation or removal. There are no family relationships between either of Mr. Seaber or Mr. Wattenberg and any director or executive officer of Healthsport, Inc. There was no arrangement or understanding between either of Mr. Seaber or Mr. Wattenberg and any other person pursuant to which Mr. Seaber or Wattenberg was selected as a director.

         Effective June 25, 2009 Mr. Wattenberg, age 54, was also appointed to serve as President of Healthsport, Inc. Information concerning Mr. Wattenberg's business experience is set forth above. There was no arrangement or understanding between Mr. Wattenberg and any other person pursuant to which Mr. Wattenberg was selected to serve as an officer of Healthsport, Inc.

         Also effective on June 25, 2009, Mr. Wattenberg was appointed to serve as a member of the Audit Committee of our Board of Directors.

         The appointment of Mr. Seaber to director was announced in a press release, which is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated by reference herein. The appointment of Mr. Wattenberg to director was announced in a press release, which is attached to this current report on Form 8-K as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

         99.1    Press release dated June 18, 2009

         99.2    Press release dated June 25, 2009



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2009                    HEALTHSPORT, INC.


                                        By: /s/ M.E. "Hank" Durslag
                                            ------------------------------------
                                            M.E. "Hank" Durslag
                                            Acting Chief Executive Officer